UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): SEPTEMBER 15, 2003

MCK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27703	06-1555163

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 KENDRICK STREET, NEEDHAM, MASSACHUSETTS 02494

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 454-6100

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1 Press Release dated September 15, 2003 of MCK Communications, Inc. as to financial results for the quarter ended July 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 15, 2003, MCK Communications, Inc., a Delaware corporation, issued a press release announcing its financial results for the quarter ended July 31, 2003. The full text of the press release is included as Exhibit 99.1 to this report.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated September 15, 2003 of MCK Communications, Inc. as to financial results for the quarter ended July 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCK COMMUNICATIONS, INC.

Date:	September 15, 2003	By:	/s/ Thomas Nolette

		Name:	Thomas Nolette
		Title:	Acting CEO